UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 19, 2006

ACADIA PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-50768	06–1376651
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3911 SORRENTO VALLEY BOULEVARD SAN DIEGO, CALIFORNIA	92121
(Address of principal executive offices)	(Zip Code)

(858) 558–2871

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 19, 2006, ACADIA Pharmaceuticals Inc. issued a press release announcing the results of its proof-of-concept clinical trial that assessed the effect of ACP-103 on deep, or slow wave, sleep. A copy of the press release is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit Number	Description

99.1	Press release dated April 19, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 19, 2006	ACADIA Pharmaceuticals Inc.

	By:	/s/ Thomas H. Aasen
Thomas H. Aasen Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated April 19, 2006.